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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2003



                         MSC INDUSTRIAL DIRECT CO., INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



           New York                      1-14130                11-3289165
           --------                      -------                ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



          75 Maxess Road                                        11747
          Melville, NY                                          -----
   (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (516) 812-2000
                                                           --------------

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibits: 99.1 MSC Industrial Direct Co., Inc. November 4, 2003 Conference Call Transcript.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2003, the Registrant held a conference call announcing results of operations for its fourth fiscal quarter ended August 30, 2003 and its fiscal year ended August 30, 2003. The transcript of that conference call is attached as Exhibit 99.1.
































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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MSC INDUSTRIAL DIRECT CO., INC.


                                              By: /s/ Shelley Boxer
                                                 ------------------------------
                                              Name:   Shelley Boxer
                                              Title:  Vice President, Finance





Date:    November 10, 2003